PSMM1-1-199
PSMM1-1-199X

                         Chase Vista Money Market Funds

                       Supplement Dated September 16, 1999
                              Institutional Shares
                       Prospectus Dated December 29, 1999


100% US Treasury MM Fund

On page 4 of the prospectus the first sentence of the note following the "Annual Operating Expense" table should be replaced in it's entirety by the following:
"The actual other expenses are currently expected to be 0.16% and the total annual Fund operating expenses are expected not to exceed 0.26%"


In "Buying Fund shares" section on page 33 of the prospectus, the first two sentences of the second paragraph shall be replaced in their entirety by the following sentence:

"The NAV of each class of shares is generally calculated by 6:00 p.m. Eastern time, each day the Funds are accepting purchase orders.

On page 34, the following sentence shall be added to the beginning of the first full paragraph:

"A later cut-off time may be permitted for investors buying their shares through Chase or a bank affiliate of Chase so long as such later cut-off time is before the Fund's NAV is calculated."


                                                                     PSMI-36-999